EXHIBIT 10.110

AMENDED AND RESTATED PREFERRED STOCK PURCHASE AGREEMENT

This Amended and Restated Preferred Stock Purchase Agreement (“Agreement”) is effective as of December 30, 2009 (“Effective Date”), by and among Cord Blood America, Inc., a Florida corporation (“Company”), and Optimus Capital Partners, LLC, a Delaware limited liability company, doing business as Optimus Life Sciences Capital Partners, LLC (including its designees, successors and assigns, “Investor”).

RECITALS

A.

The parties entered into a Preferred Stock Purchase Agreement effective as of July 2, 2009, and this Agreement is intended to replace and supersede the prior agreement in its entirety.

B.

The parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to Investor, and Investor shall purchase from the Company, from time to time as provided herein, up to $7,500,000.00 of shares of Series A Preferred Stock; and

C.

The offer and sale of the Securities provided for herein are being made without registration under the Act, in reliance upon the provisions of Section 4(2) of the Act, Regulation D promulgated under the Act, and such other exemptions from the registration requirements of the Act as may be available with respect to any or all of the purchases of Securities to be made hereunder.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the premises, the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, Company and Investor agree as follows:

ARTICLE 1
DEFINITIONS

1.1

Definitions.  In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Articles of Amendment, and (b) the following terms have the meanings indicated in this Section 1.1:

“Act” means the Securities Act of 1933, as amended.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act.  With respect to Investor, without limitation, any Person owning, owned by, or under common ownership with Investor, and any investment fund or managed account that is managed on a discretionary basis by the same investment manager as Investor will  be deemed to be an Affiliate.

“Agreement” means this Preferred Stock Purchase Agreement.

“Articles of Amendment” means the Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company to be filed with the Florida Department of State,  in the form attached hereto as Exhibit B, to establish the new class of Preferred Stock.

“Automatic Termination” has the meaning set forth in Section 3.1.

“Change in Control” has the meaning set forth within the definition of Strategic Transaction, below.

“Closing” means any one of (i) the Commitment Closing and (ii) each Tranche Closing.

“Commitment Closing” has the meaning set forth in Section 2.2(a).

“Common Shares” includes the Fee Shares and any Warrant Shares.

“Common Stock” means the common stock, par value $0.0001 per share, of Company, and any replacement or substitute thereof, or any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

“Company Termination” has the meaning set forth in Section 3.2.

“Delisting Event” means any time during the term of this Agreement, that the Company’s Common Stock is not listed for and actively trading on a Trading Market, or is suspended or delisted with respect to the trading of the shares of Common Stock on a Trading Market.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith and attached hereto.

“DWAC Shares” means all Common Shares or other shares of Common Stock issued or issuable to Investor or any Affiliate, successor or assign of Investor, including without limitation any Warrant Shares, all of which shall be issued in electronic form, freely tradeable, without restriction on resale, and delivered by Company to any specified Deposit/Withdrawal at Custodian (DWAC) account with Depository Trust Company (DTC) under its Fast Automated Securities Transfer (FAST) Program, in accordance with irrevocable instructions issued to and countersigned by the Transfer Agent, in the form attached hereto as Exhibit C.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fee Shares” means a non-refundable fee of $375,000.00 payable to Investor in cash or shares of Common Stock valued at 85% of the VWAP for the 5 Trading Days immediately preceding the date the initial Registration Statement is declared effective, unless no Registration Statement has been declared effective within 6 months of the Commitment Closing, in which case, if paid in shares of Common Stock, such shares shall be valued at 85% of the VWAP for the 5 Trading Days immediately preceding the six month anniversary of the Commitment Closing.

“GAAP” means United States generally accepted accounting principles applied on a consistent basis during the periods involved.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $500,000.00 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in excess of $500,000.00, in respect of  Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $500,000.00 due under leases required to be capitalized in accordance with GAAP.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction in excess of $500,000.00.

“Lock-Up Agreements” means an agreement in the form attached as Exhibit D, executed by each of the Company’s officers, directors and beneficial owners of 10% or more of the Common Stock, precluding each such Person from participating in any sale of the Common Stock from the Tranche Notice Date through the Tranche Closing Date; provided, however, that such Persons may sell up to 10% of the average reported monthly trading volume per month.

“Material Adverse Effect” means would or could reasonably be expected to have (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) an adverse effect that would or could reasonably be expected to result in an economic loss to the Company in excess of $500,000.00; not counting for this purpose  the continuing future losses of the Company going forward which match the past historic loss trend of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document

“Material Agreement” includes any loan agreement, equity investment agreement or securities instrument concerning an amount in excess of $500,000.00, to which Company is a party, any agreement or instrument concerning an amount in excess of $500,000.00, to which Company and Investor or any Affiliate of Investor is a party, and any other material agreement listed, or required to be listed, on any of Company’s reports filed or required to be filed with the SEC, including without limitation Forms 10-K, 10-Q or 8-K.

“Maximum Tranche Amount” means, subject to the conditions of this Agreement, the Maximum Placement less the amount of any previously noticed and funded Tranches.

“Maximum Placement” means $7,500,000.00.

“Officer’s Closing Certificate” means a certificate in customary form reasonably acceptable to the Investor, executed by an authorized officer of the Company.

“Opinion” means an opinion from Company’s independent legal counsel, in the form attached as Exhibit E, or such other form as agreed upon by the parties, to be delivered in connection with the Commitment Closing and any Tranche Closing.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Shares” means shares of Series A Preferred Stock of the Company provided for in the Articles of Amendment, to be issued to Investor pursuant to this Agreement.

“Pricing Period” means the five (5) Trading Days immediately prior to a Tranche Notice Date.

“Prospectus” has the meaning set forth in Section 4.1(gg)(iii).

“Tranche” has the meaning set forth in Section 2.3.

“Tranche Amount” means the amount of any individual put purchase, as specified by the Company, and shall not exceed the Maximum Tranche Amount.

“Tranche Closing” has the meaning set forth in Section 2.3(e).

“Tranche Closing Date” has the meaning set forth in Section 2.3(e).

“Tranche Notice” has the meaning set forth in Section 2.3(b).

“Tranche Notice Date” has the meaning set forth in Section 2.3(b).

“Tranche Purchase Price” has the meaning set forth in Section 2.3(b) and shall be specified in writing by the Company, and shall not exceed the average daily Trading Volume of the Company’s Common Stock on Trading Market during the Pricing Period.

“Tranche Share Price” means $10,000.00 per Preferred Share.

“Tranche Shares” means shares of Preferred Stock that are purchased by Investor pursuant to a Tranche.

“Registration Statement” means a valid, current and effective registration statement registering for sale the Common Shares, and except where the context otherwise requires, means the registration statement, as amended, including (i) all documents filed as a part thereof or incorporated by reference therein, and (ii) any information contained or incorporated by reference in a prospectus filed with the SEC in connection with such registration statement, to the extent such information is deemed under the Act to be part of the registration statement.

“Regulation D” means Regulation D promulgated under the Act.

“Required Tranche Documents” has the meaning set forth in Section 2.3(d).

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect.

“SEC” means the United States Securities and Exchange Commission.

“Securities” includes the Warrants, Common Shares, Warrant Shares issuable upon exercise of the Warrants, and Preferred Shares issuable pursuant to this Agreement.

“Strategic Transaction” means and shall be deemed to have occurred at such time upon any of the following events:

(i)

a consolidation, merger or other business combination or event or transaction following which the holders of Common Stock immediately preceding such consolidation, merger, combination or event either (i) no longer hold a majority of the shares of Common Stock or (ii) no longer have the ability to elect a majority the board of directors of the Company (a “Change in Control”);

(ii)

the sale or transfer of all or a majority of the Company’s assets,  other than in the ordinary course of business; or

(iii)

a purchase, tender or exchange offer made to the holders of the outstanding shares of Common Stock.

“Subsidiary” means any Person the Company owns or controls, or in which the Company, directly or indirectly, owns a majority of the capital stock or similar interest that would be disclosable pursuant to Regulation S-K, Item 601(b)(21).

“Termination Date” means the earlier of (i) the date that is two  years after the Effective Date, or (ii) the Tranche Closing Date on which the sum of the aggregate Tranche Purchase Price for all Tranche Shares equals the Maximum Placement.

“Termination Notice” has the meaning as set forth in Section 3.2.

“Trading Market” means the OTC Bulletin Board, the NASDAQ Capital Market, the NASDAQ Global Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

“Trading Volume” means the volume of shares of Common Stock that trade between 9:30 a.m. and 4:00 PM, New York City time, on any Trading Day, and shall expressly exclude any shares trading during any “after hours” trading.

“Transaction Documents” include this Agreement and the Exhibits hereto and thereto.

“Transfer Agent” means Interwest, or any successor transfer agent for the Common Stock.

“VWAP” means, for any date, the volume weighted average price, calculated based upon the ratio of the aggregate value of Common Stock traded on the Trading Market to the total volume of Common Stock traded on the Trading Market for such date (or the nearest preceding date).

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

“Warrants” means the warrants issuable under this Agreement, in the form attached hereto as Exhibit A, to purchase shares of Common Shares equal in value to $10,125,000.00, with exercisability contingent upon the proportional “Tranche” of Preferred Stock to Investor as provided in Section 2.3.

ARTICLE 2
PURCHASE AND SALE

2.1

Agreement to Purchase.  Subject to the terms and conditions herein and the satisfaction of the conditions to closing set forth in this Article 2:

(a)

Investor hereby agrees to purchase such amounts of Preferred Shares as the Company may, in its sole and absolute discretion, from time to time elect to issue and sell to Investor according to one or more Tranches pursuant to Section 2.3 below;

(b)

The Company agrees to issue Fee Shares and Warrants to Investor pursuant to Sections 2.1(c) and ______________ below; and

(c)

On the date that the Company’s initial Registration Statement is declared effective, the Company shall issue the Fee Shares to Investor.

2.2

Investment Commitment

(a)

Investment Commitment. The closing of this Agreement (the “Commitment Closing”) shall be deemed to occur when this Agreement has been duly executed by both Investor and the Company, and the other Conditions to the Commitment Closing set forth in Section 2.2(b) have been met.

(b)

Conditions to Investment Commitment. As a condition precedent to the Commitment Closing, all of the following (the “Conditions to Commitment Closing”) shall have been satisfied prior to or concurrently with the Company’s execution and delivery of this Agreement:

(i)

the following documents shall have been delivered to Investor:  (A) this Agreement, executed by the Company; (B) a Secretary’s Certificate attaching (x) the resolutions of the Company’s board of directors authorizing this Agreement and the Transaction Documents, and the transactions contemplated hereby and thereby, (y) a copy of the Company’s current Articles of Incorporation, as amended, and (z) a copy of the Company’s current Bylaws; (C) the Articles of Amendment executed by the Company and accepted by the Florida Department of State; (D) the Opinion; and (E) a copy of the press release announcing the transaction contemplated by this Agreement and Current Report on Form 8-K describing the transaction contemplated by this Agreement;

(ii)

there have been no material adverse changes in the Company's business prospects or financial condition since the date of the last balance sheet delivered to Investor, including but not limited to incurring material liabilities;

(iii)

the representations and warranties of the Company in this Agreement shall be true and correct in all material respects and the Company shall have delivered an Officer’s Closing Certificate, signed by an officer of the Company, to such effect to the best of the Officer’s knowledge, to be delivered to Investor; and

(iv)

Investor shall have received the Warrant, which shall be in the form as attached as Exhibit A, but shall initially provide that it is exercisable only concurrent with issuance of a Tranche Notice for Preferred Shares issued by the Company, and only then in an amount equal to 135.0% of the put price as provided for in Section 2.3 (c).

(c)

Investor’s Obligation to Purchase. Subject to the prior satisfaction of all conditions set forth in this Agreement, following the Investor’s receipt of a validly delivered Tranche Notice, the Investor shall be required to purchase from the Company a number of Tranche Shares equal to the permitted Tranche Share Amount, in the manner described below.

2.3

Tranches to Investor

(a)

Procedure to Elect a Tranche. Subject to the Maximum Tranche Amount, the Maximum Placement and the other conditions and limitations set forth in this Agreement, at any time beginning on the Effective Date, the Company may, in its sole and absolute discretion, elect to exercise one or more tranches of puts (each a “Tranche”) according to the following procedure, provided that each subsequent Tranche Notice Date (defined below) after the first Tranche Notice Date shall be no sooner than five (5) Trading Days following the preceding Tranche Notice Date:

(b)

Delivery of Tranche Notice. The Company shall deliver an irrevocable written notice (the “Tranche Notice”) the form of which is attached hereto as Exhibit F (the date of such Tranche Notice being the “Tranche Notice Date”), to Investor stating that the Company shall exercise a Tranche and stating the number of Preferred Shares which the Company will sell to Investor at the Tranche Share Price, and the aggregate purchase price for such Tranche (the “Tranche Purchase Price”).  A Tranche Notice may be delivered by the Company to Investor before 9:30 a.m. Eastern time on any Trading Day via facsimile or electronic mail, with confirming copy by overnight carrier.

(c)

Conditions Precedent to the Right of the Company to Deliver a Tranche Notice.  The right of the Company to deliver a Tranche Notice is subject to the satisfaction, on the date of delivery of such Tranche Notice, of each of the following conditions:

(i)

the Common Stock shall be listed for and actively trading on a Trading Market, and to the Company’s knowledge there is no notice of any suspension or delisting with respect the trading of the shares of Common Stock on such market or exchange;

(ii)

the representations and warranties of the Company set forth in this Agreement are true and correct in all material respects as if made on such date, subject to such changes which have occurred in the ordinary course of the orderly operation of the Company’s business, and no default shall have occurred under this Agreement, or any other agreement with Investor, or Investor Affiliate, or with respect to any other financial agreement or agreement for borrowed funds of the Company in excess of $500,000.00, and the Company shall deliver an Officer’s Closing Certificate, signed by an officer of the Company, to such effect to Investor;

(iii)

there has  been no decrease in the Company’s revenues on a quarterly basis, as compared to the quarterly revenues for the same quarter for the prior fiscal year, in excess of 35%;

(iv)

the Company is not, and will not be as a result of the applicable Tranche, be in default of any Material Agreement;

(v)

Except for possible restrictions on resale under applicable securities laws, there is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained, nor is there any pending or threatened proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement; no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings shall be in progress, pending or threatened by any person (other than Investor or any affiliate of Investor), that seek to enjoin or prohibit the transactions contemplated by this

Agreement. For purposes of this paragraph (v), no proceeding shall be deemed pending or threatened unless one of the parties has received written notification thereof prior to the applicable Tranche Closing Date;

(vi)

all previously-issued Common Shares are DWAC Shares, are DTC eligible and can be immediately converted into electronic form without restriction on resale;

(vii)

Company is in compliance with all reporting requirements in order to maintain listing on its then current Trading Market;

(viii)

Company has a current, valid and effective Registration Statement for the resale of all previously-issued Common Shares, and all Warrant Shares issuable pursuant to the Warrant issued on such date.

(ix)

Investor shall have timely received the Fee Shares, all Warrant Shares issuable pursuant to any Exercise Notice delivered to Company prior to such date, and the Warrant issuable on such date in accordance with Section 2.3(c);

(x)

Company has a sufficient number of duly authorized shares of Common Stock for issuance in such amount as may be required to fulfill its obligations pursuant to the Transaction Documents and any outstanding agreements with Investor and any Investor Affiliate;

(xi)

Company has provided notice of its delivery of the Tranche Notice to all signatories of a Lock-Up Agreement as required under the Lock-Up Agreement; and

(xii)

the number of Common Shares owned by Investor and the number of Common Shares issuable upon exercise of the Warrant issuable on such date and any then-outstanding and unexerised Warrants delivered with prior Tranches, when aggregated with any other securities owned by Investor and its Affiliates,  would not result in beneficial ownership by Investor and its Affiliates of more than 9.99% of the outstanding shares of Common Stock of the Company, unless such condition is waived by Investor in writing.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act, and Rule 13d-3 thereunder.

(d)

Documents Required to be Delivered as Conditions to Closing of any Tranche. The Closing of any Tranche and Investor’s obligations hereunder shall additionally be conditioned upon the delivery to Investor of each of the following (the “Required Tranche Documents”) on or before the applicable Tranche Closing Date:

(i)

a number of Preferred Shares equal to the Tranche Share Amount shall have been delivered to Investor or an account specified by Investor for the Tranche Shares;

(ii)

the following documents:  Opinion, Officer’s Certificate and Lock-Up Agreements;

(iii)

a “Use of Proceeds” certificate, signed by an officer of the Company, and setting forth how the Aggregate Tranche Price will be applied by the Company, said application of proceeds to be at the sole discretion of the Company;

(iv)

all required Warrant Shares shall have been timely delivered pursuant to any Exercise Notice delivered to Company; and

(v)

all documents, instruments and other writings required to be delivered by the Company to Investor on or before the Tranche Closing Date pursuant to any provision of this Agreement in order to implement and effect the transactions contemplated herein.

(e)

Mechanics of Tranche Closing. Each of the Company and Investor shall deliver all documents, instruments and writings required to be delivered by either of them pursuant to Section 2.3(d) of this Agreement at or prior to each closing. Subject to such delivery and the satisfaction of the conditions set forth in Section 2.3(c), the closing of the purchase by Investor of Shares shall occur by 5:00 PM, New York City Time, on the date which is 10 Trading Days following the Tranche Notice Date at the offices of Investor (each a “Tranche Closing Date”).  On each or before each Tranche Closing Date, Investor shall deliver to the Company the Tranche Purchase Price to be paid for such Tranche Shares. The closing (each a “Tranche Closing”) for each Tranche shall occur on the date that both (i) the Company has delivered to Investor all Required Tranche Documents, and (ii) Investor has delivered to the Company such Tranche Purchase Price, if applicable.

(f)

Limitation on Investor’s Obligation to Purchase.  Notwithstanding anything herein to the contrary, in the event the closing price of the Common Stock on any day during the 9 Trading Days following the Tranche Notice, falls below 75% of the average of the closing bid price in the 9 Trading Days prior to the Tranche Notice Date, Investor may, at its option, and without penalty, decline to purchase the applicable Tranche Shares on the Tranche Closing Date.

2.4

Maximum Placement.  Investor shall not be obligated to purchase any additional Tranche Shares once the aggregate Tranche Purchase Price paid by Investor equals the Maximum Placement.

ARTICLE 3
TERMINATION

3.1

Automatic Termination.  This Agreement and the Company’s right to initiate subsequent Tranches to Investor under this Agreement shall terminate permanently (each, an “Automatic Termination”) upon the occurrence of any of the following:

(a)

if, at any time, either the Company or any director or executive officer of the Company has engaged in a transaction or conduct related to the Company that has resulted in an SEC, civil judgment or criminal conviction for fraud or misrepresentation;

(b)

on any date after a Delisting Event that lasts for an aggregate of 20 Trading Days during any calendar year;

(c)

if at any time the Company has filed for and/or is subject to as a debtor any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company or any subsidiary of the Company;

(d)

the Company is in default any other Material Agreement;

(e)

the Company is in default of any material provision of any agreement with the Investor, or Investor Affiliate;

(f)

so long as any Preferred Shares are outstanding, the Company effects or publicly announces its intention to create an equity security senior to the Series A Preferred Stock;

(g)

the Company has breached any material covenant in this Agreement; and

(h)

on the Termination Date.

3.2

Company Termination.  The Company may terminate (a “Company Termination”) this Agreement and its right to initiate future Tranches by providing 30 days advanced written notice (“Termination Notice”) to Investor, by facsimile or electronic mail and overnight courier, at any time.

3.3

Effect of Termination.  The termination of this Agreement will have no effect on any Common Shares, Preferred Shares, Warrants issued, outstanding and exercisable under the terms of this Agreement, or DWAC Shares previously issued or delivered, or on any rights of any holder thereof.  Notwithstanding any other provision, all fees paid to Investor or its counsel are non-refundable.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1

Representations and Warranties of the Company.  Except as set forth under the corresponding section of the Disclosure Schedules which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to Investor:

(a)

Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth on Schedule 4.1(a).  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.  If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

(b)

Organization and Qualification.  Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or there under.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company other than the filing of the Articles of Amendment.  Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and general principles of equity.  Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents except where such violation could not, individually or in the aggregate, constitute a Material Adverse Effect.

(d)

No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Securities and the consummation by the Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, result in the creation of any material Lien upon any of the properties or assets of the Company or any

Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other material understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any material property or asset of the Company or a Subsidiary is bound or affected, or (iv) conflict with or violate the terms of any material agreement by which the Company or any Subsidiary is bound or to which any material property or asset of the Company or any Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)

Filings, Consents and Approvals.  Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of the Articles of Amendment.

(f)

Issuance of the Securities.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.  The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Securities at least equal to the number of Securities which could be issued pursuant to the terms of this Agreement.

(g)

Capitalization.  The capitalization of the Company is as described in the Company’s most recent periodic report filed with the SEC.  The Company has not issued any capital stock since such filing other than as set forth on Schedule 3.1(g), that in the aggregate equals more then 20% of the existing outstanding capital of the Company at this date, excluding for this calculation shares issued in connection with the acquisition of additional businesses or companies.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as a result of the purchase and sale of the Securities and as set forth on Schedule 3.1(g), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock (excluding for this purpose, key employee and consultant stock bonus and stock option plans which provide in the aggregate for the issuance of new shares equal to no more then 18% of the currently outstanding shares under such plans).  The issuance and sale of the

Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the shares of the Securities.  Except for the Lockup Agreement and as disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)

SEC Reports; Financial Statements.  The Company has filed all reports required to be filed by it under the Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the Effective Date (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)

Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any  material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing  or new Company stock option plans which meet the criteria set forth above.  The Company does not have pending before the SEC any request for confidential treatment of information.

(j)

Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities, or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Judgment involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.    The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Act.

(k)

Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect.

(l)

Compliance.  Neither the Company nor any Subsidiary (i) is in material default under or in material violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in material default under or that it is in material violation of, any indenture, loan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

(m)

Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)

Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens disclosed in schedules hereto, or such Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, and material Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

(o)

Patents and Trademarks.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

(p)

Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including but not limited to directors and officers insurance coverage at least equal to $1,000,000.00. To the best of Company’s knowledge, such insurance contracts and policies are accurate and complete.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q)

Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports or in schedules hereto, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(r)

Sarbanes-Oxley; Internal Accounting Controls.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002, which are applicable to it as of the date of the Commitment Closing.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act, as the case may be, is being prepared.  The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls. We need to see where we are here.

(s)

Certain Fees.  Except for payment of the Commitment Fee, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.  Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 4.1(s) that may be due in connection with the transactions contemplated by this Agreement.

(t)

Private Placement. Assuming the accuracy of Investor representations and warranties set forth in Section 4.2, no registration under the Act is required for the offer and sale of the Securities by the Company to Investor as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of any Trading Market.

(u)

Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an

Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(v)

Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration.  The Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(w)

Application of Takeover Protections.  The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti takeover provision under the Company’s Articles of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Investor as a result of Investor and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Securities and Investor’s ownership of the Securities.

(x)

Disclosure.  The Company confirms that, except with respect to the information that will be, and to the extent that it timely is, publicly disclosed pursuant to Section 2.2(b)(i)(E), neither the Company nor any other Person acting on its behalf has provided Investor or its agents or counsel with any information that constitutes or might constitute material, non-public information.  The Company understands and confirms that Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.  All disclosure provided to Investor regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4.2 hereof.

(y)

No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Act or which could violate any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

(z)

Financial Condition/Indebtedness.  The Company has no knowledge of any facts or circumstances, which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the date of the Commitment Closing.  The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(aa)

Tax Status.  The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.  The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax.  None of the Company’s tax returns is presently being audited by any taxing authority.

(bb)

No General Solicitation or Advertising in Regard to this Transaction.  Neither the Company nor, to the knowledge of the Company, any of its directors or officers (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Securities, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities under the Act or made any “directed selling efforts” as defined in Rule 902 of Regulation S.

(cc)

Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(dd)

Acknowledgment Regarding Investor’s Purchase of Securities.  The Company acknowledges and agrees that Investor is acting solely in the capacity of arm’s length purchasers with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by Investor or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to Investor’s purchase of the Securities.  The Company further represents to Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

(ee)

Accountants.  The Company’s accountants are set forth on Schedule 4.1(ee) of the Disclosure Schedule.  To the Company’s knowledge, such accountants are a registered public accounting firm as required by the Act.

(ff)

No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

(gg)

Registration Statements and Prospectuses.

(i)

Company will use its best efforts to promptly file within 30 days after the Effective Date and cause to become effective as soon as possible  a Registration Statement for the sale of all Common Shares.  Each Registration Statement shall comply when it becomes effective, and, as amended or supplemented, at the time of any Tranche Notice Date, Tranche Closing Date, or issuance of any Common Shares, and at all times during which a prospectus is required by the Act to be delivered in connection with any sale of Common Shares, will comply, in all material respects, with the requirements of the Act.

(ii)

 Each Registration Statement, as of its respective effective time, will not, as applicable, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iii)

Each prospectus (within the meaning of the Act) related to the sale or offering of any Common Shares (“Prospectus”) will comply, as of its date and the date it  will be filed with the SEC,  and, at the time of any Tranche Notice Date, Tranche Closing Date, or issuance of any Common Shares, and at all times during which a prospectus is required by the Act to be delivered in connection with any sale of Common Shares, will comply, in all material respects, with the requirements of the Act.

(iv)

At no time during the period that begins on the date a Prospectus is filed with the SEC and ends at the time a prospectus is no longer required by the Act to be delivered in connection with any sale of Common Shares did or will any such Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period will such Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(v)

Each Registration Statement will meet, and the offering and sale of the Common Shares as contemplated hereby complies with, and will comply with, the requirements of Rule 415 under the Act.

(vi)

The Company has not, directly or indirectly, used or referred to any “free writing prospectus” (as defined in Rule 405 under the Act) except in compliance with Rules 164 and 433 under the Act.

(vii)

The Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Common Shares contemplated by any Registration Statement, without taking into account any determination by the SEC pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Company be considered an “ineligible issuer”.

4.2

Representations and Warranties of Investor. Investor hereby represents and warrants as of the Effective Date as follows:

(a)

Organization; Authority.  Investor is an entity validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder.  The execution, delivery and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Investor.  Each Transaction Document to which it is a party has been (or will be) duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)

Investor Status.  At the time Investor was offered the Securities, it was, and at the Effective Date it is: (i) an “accredited investor” as defined in Rule

501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Act.

(c)

Experience of Investor.  Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(d)

General Solicitation.  Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)

No Other Representations.  The Company acknowledges and agrees that Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 4.2.

ARTICLE 5
OTHER AGREEMENTS OF THE PARTIES

5.1

Transfer Restrictions

(a)

The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Securities other than pursuant to an effective Registration Statement or Rule 144, to the Company or to an Affiliate of Investor or in connection with a pledge as contemplated in Section 5.1(b), the Company may require the transferor thereof to provide to the Company an opinion of Luce Forward Hamilton & Scripps LLP, or other counsel selected by the transferor and reasonably acceptable to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Act.

(b)

Investor agrees to the imprinting, so long as is required by this Section 5.1, of the following legend on any certificate evidencing Securities:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE

EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company agrees to cause such legend to be removed immediately upon effectiveness of a Registration Statement, or when any Common Shares are eligible for sale under Rule 144.  Company further acknowledges and agrees that Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, Investor may transfer pledged or secured Securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.  At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

5.2

Furnishing of Information.  As long as Investor owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Effective Date pursuant to the Exchange Act.  Upon the request of Investor, the Company shall deliver to Investor a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to Investor and make publicly available in accordance with Rule 144(c) such information as is required for Investor to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Act within the limitation of the exemptions provided by Rule 144.

5.3

Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Act of the sale of the Securities to Investor or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

5.4

Securities Laws Disclosure; Publicity.  The Company shall, by 8:30 a.m. Eastern time on the Trading Day following the Effective Date, issue a press release or if required file a Current Report on Form 8-K, in each case reasonably acceptable to Investor, disclosing the material terms of the transactions contemplated hereby.  The Company and Investor shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor Investor shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of Investor, or without the prior consent of Investor, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of Investor, or include the name of Investor in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of Investor, except (i) as required by federal securities law in connection with any registration statement under which the Common Shares are registered, and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide Investor with prior notice of such disclosure permitted under subclause (i) or (ii).

5.5

Shareholders Rights Plan.  No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that Investor is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that Investor could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and Investor. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

5.6

Non-Public Information.  The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Investor shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

5.7

Reimbursement.  If Investor becomes involved in any capacity in any proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by Investor to or with any current stockholder), solely as a result of Investor’s acquisition of the Securities under this Agreement, the Company will reimburse Investor for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.  The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of Investor who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of Investor and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, Investor and any such Affiliate and any such Person.  The Company also agrees that neither Investor nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

5.8

Indemnification of Investor.  Subject to the provisions of this Section 5.8, the Company will indemnify and hold Investor and any Warrant holder, their Affiliates and attorneys, and each of their directors, officers, shareholders, partners, employees, agents, and any person who controls Investor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the “Investor Parties” and each an “Investor Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (b) any action instituted against any Investor Party, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of an Investor Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of Investor’s representation, warranties or covenants under the Transaction Documents or any agreements or understandings Investor may have with any such stockholder or any violations by Investor of state or federal securities laws or any conduct by Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance), (c)  any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement (or in a Registration Statement as amended by any post-effective amendment thereof by the Company) or arising out of or based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and/or (d) any untrue statement or alleged untrue statement of a material fact included in any Prospectus ( or any amendments or supplements to any Prospectus ), in any free writing prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company, or in any Prospectus together with any combination of one or more of the  free writing prospectuses, if any, or arising out of or based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

If any action shall be brought against an Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing.  The Investor Parties shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Investor Parties except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of the Investor Parties.  The Company will not be liable to the Investor Parties under this Agreement (i) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to Investor’s breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement or in the other Transaction Documents.

5.9

Reservation of Securities.  The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

5.10

Limited Standstill.  The Company will deliver to Investor on or before the each Tranche Closing Date and will honor and enforce the provisions of the Lock-Up Agreements with the Company’s officers, directors and beneficial owners of 10% or more of the Common Stock (unless excepted from such lock up agreement in Schedules attached hereto).

5.11

Prospectus Availability and Changes.  The Company will make available to Investor upon request, and thereafter from time to time to furnish Investor, as many copies of any Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the applicable Registration Statement) as Investor may request for the purposes contemplated by the Act; and in case Investor is required to deliver  a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Common Shares, or after the time a post-effective amendment to the applicable Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be.

The Company will advise Investor promptly of the happening of any event within the time during which a Prospectus is required to be delivered under the Act which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise Investor promptly if, during such period, it shall become necessary to amend or supplement any Prospectus to cause such

Prospectus to comply with the requirements of the Act, and in each case, during such time, to prepare and furnish, at the Company’s expense, to Investor promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance.

ARTICLE 6
MISCELLANEOUS

6.1

Fees and Expenses.  Except for the $20,000.00 non-refundable document preparation fee previously paid by the Company, the receipt of which is hereby acknowledged by Investor, and as may be otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities, if any.

6.2

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature page prior to 5:30 p.m. (New York City time) on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 6.2 on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) three Trading Days following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.3

Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.4

Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.5

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Investor, which consent will not be unreasonably withheld or delayed.  Investor may assign any or all of its rights under this Agreement :  (i) to any Person to whom Investor assigns or transfers any Securities, provided such transferee (a) agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement, and during any period in which any promissory note is outstanding to Company from Investor or its Affiliates of any Transaction Documents, that apply  to Investor or its Affiliates, and (B) is an Accredited Investor;  (ii) to any Affiliate of Investor; or (iii) with the prior written consent of Company, which consent will not be unreasonably withheld or delayed.

6.6

No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 5.8.

6.7

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

6.8

Survival.  The representations and warranties contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable.

6.9

Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.10

Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.11

Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

6.12

Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.13

Payment Set Aside.  To the extent that the Company makes a payment or payments to Investor pursuant to any Transaction Document or Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.14

Liquidated Damages.  The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

6.15

Construction.  The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

6.16

Time of the Essence.  Time is of the essence with respect to all provisions of this Agreement that specify a time for performance.

6.17

Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties, and supersede all prior and contemporaneous agreements term sheets, letters, discussions, communications and understandings, oral or written, which the parties acknowledge have been merged into such documents, exhibits and schedules.  Neither party has relied upon any agreement, promise or representation not expressly set forth in the Transaction Documents.  The parties hereby waive all rights and remedies, at law and in equity, arising out of, relating to, or which may arise as the result of, any Person’s reliance on any such assurance.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CORD BLOOD AMERICA, INC.

By:
Name:
Title:

OPTIMUS LIFE SCIENCES CAPITAL PARTNERS, LLC

By:
Name:
Title: